Exhibit 99.1

$225,000,000

MILLENNIUM PHARMACEUTICALS, INC.

2.25% CONVERTIBLE SENIOR NOTES DUE NOVEMBER 15, 2011

UNDERWRITING AGREEMENT

November 9, 2006

November 9, 2006

To the Managers named in Schedule I hereto
for the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

Millennium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as managers (the “Managers”), the principal amount of its debt securities identified in Schedule I hereto (the “Firm  Securities”), to be issued under the indenture specified in Schedule I hereto (the “Indenture”) between the Company and the Trustee identified in such Schedule (the “Trustee”).  The Company also proposes to issue and sell to the several Underwriters up to the principal amount of its debt securities set forth in Schedule I hereto (the “Additional Securities”) if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such debt securities granted to the Underwriters in Section 2 hereof.  The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.”  The Securities will be convertible into cash and shares of Common Stock, par value $0.001 per share, of the Company (the “Underlying Securities”), together with the rights (the “Rights”) evidenced by such Underlying Securities, to the extent provided in the Rights Agreement dated April 5, 2001 (the “Rights Agreement”) between the Company and State Street Bank and Trust Company, N.A., as rights agent.  If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms “Underwriters” and “Managers” as used herein shall each be deemed to refer to such firm or firms.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to the securities (the “Shelf Securities”), including the Securities and the Underlying Securities, to be issued from time to time by the Company.  The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”  The term “preliminary prospectus” means any preliminary form of the Prospectus.  For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto.  As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.  The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.     Representations and Warranties.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)   The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.  If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b)   (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact

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or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi)  each issuer free writing prospectus (as defined in Rule 433(h) under the Securities Act), if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Managers expressly for use therein.

(c)   The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Except for the free writing prospectuses, if any, identified in Schedule I hereto forming part of the Time of Sale Prospectus, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d)   The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

(e)   The Company has no “significant subsidiaries” within the meaning of Rule 1-02(w) of Regulation S-X under the Exchange Act.

(f)    This Agreement has been duly authorized, executed and delivered by the Company.

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(g)   The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(h)   The shares of common stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(i)    The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and equitable principles of general applicability, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture.

(j)    The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.  The Rights, if any, relating to the Underlying Securities have been duly authorized and, under the existing terms of the Rights Agreement, would be validly issued upon the issuance of the Underlying Securities upon conversion of the Securities.

(k)   The Indenture has been duly authorized, executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(l)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stockholder agreement, collaboration agreement, license agreement, research agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than any conflict, breach, default or violation which would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial position,

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stockholders’ equity or results of operations of the Company and its subsidiaries (taken as a whole) or on the ability of the Company to consummate the transactions contemplated herein (a “Material Adverse Effect”) nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, and no consent, approval, authorization or order of, or qualification with, any such governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(m)  The Company is not (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than defaults, in the case of clause (ii), which would not, individually or in the aggregate, have a Material Adverse Effect.

(n)   There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus provided to prospective purchasers of the Securities.

(o)   There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings which, if determined adversely to the Company or any of its subsidiaries, would not have individually or in the aggregate a Material Adverse Effect on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p)   Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material

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respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(q)   The Company is conducting business in compliance with all applicable statutes, rules, regulations, standards, guides and orders administered or issued by any governmental or regulatory authority in the jurisdictions in which it is conducting business, including without limitation the United States Food and Drug Administration, except where the failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(r)    The Company is not in violation of any statute, or any rule, regulation, decision or order of any governmental agency or body or any court relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), does not own or operate any real property which to its knowledge is contaminated with any substance that is subject to any environmental laws, is not to its knowledge liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would have, individually or in the aggregate, a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

(s)   The Company and its subsidiaries do not own any real property and have good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries taken as a whole as described in each of the Time of Sale Prospectus and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries that are material to the business of the Company and its subsidiaries taken as a whole as described in each of the Time of Sale Prospectus and the Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially affect the value of the property and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(t)    The Company owns or has valid, binding, enforceable licenses or other rights to use any patents, patent licenses, trademarks, trade names, service marks, service names, copyrights, and other proprietary intellectual property rights (“Intellectual Property”) necessary to conduct the business of the Company in the manner described in each of the Time of Sale Prospectus and the Prospectus, without any conflict with the rights of others, except for such conflicts

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as are referred to in each of the Time of Sale Prospectus and the Prospectus, or as would not have a Material Adverse Effect; the Company or its assignor has duly and properly filed with the United States Patent and Trademark Office the pending patent applications referred to in the Time of Sale Prospectus or the Prospectus (the “Patent Applications”); the information contained in each of the Time of Sale Prospectus and the Prospectus concerning the Patent Applications and patents licensed to the Company is accurate in all material respects; and, except as described in each of the Time of Sale Prospectus and the Prospectus, the Company has not received any notice from any other person of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used by or licensed to the Company which, if determined adversely to the Company, would have, individually or in the aggregate, a Material Adverse Effect.

(u)   Each of the collaboration or strategic alliance agreements  set forth in Schedule III (the “Strategic Alliance Agreements”) is in full force and effect and constitutes a valid and binding agreement between the parties thereto, enforceable in accordance with its terms, subject to Enforceability Exceptions, and there has not occurred any default under any Strategic Alliance Agreement or any event that with the giving of notice or lapse of time would constitute a default thereunder which would have, individually or in the aggregate, a Material Adverse Effect.

(v)   The statements set forth in each of the Time of Sale Prospectus and the Prospectus under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Indenture and the Securities, under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Underlying Security and the Rights, and under the caption “Underwriters”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(w)  The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(x)    The Company and each of its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the

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recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(y)   Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are the independent registered public accounting firm for the Company as required by the Exchange Act and the rules and regulations of the Commission thereunder.

(z)    There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company (i) to file a registration statement under the Securities Act with respect to any securities of the Company, other than agreements filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 pursuant to which a registration statement has been previously filed by the Company, or (ii) to include such securities with the Securities registered pursuant to the Registration Statement.

2.     Agreements to Sell and Purchase.  The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Securities, and the Underwriters shall have the right to purchase, severally and not jointly, up to the aggregate principal amount of Additional Securities set forth in Schedule I hereto at the Purchase Price.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of the Prospectus.  Any exercise notice shall specify the aggregate principal amount of Additional Securities to be purchased by the Underwriters and the date on which such Securities are to be purchased.  Each purchase date must be at least one business day, if written notice is given prior to the closing date for the Firm Securities, or two business days, if written notice is given on or after the closing date for the Firm Securities, in each case, after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten

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business days after the date of such notice.  Additional Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities.  On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total aggregate principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule II hereto opposite the name of such Underwriter bears to the total aggregate principal amount of Firm Securities.

3.     Public Offering.  The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.  The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

4.     Payment and Delivery.  Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than the tenth business day thereafter, as may be designated in writing by you.

The Firm Securities and the Additional Securities shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, against payment of the Purchase Price therefor.

5.     Conditions to the Underwriters’ Obligations.  The several obligations of the Underwriters are subject to the following conditions:

(a)   Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

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(i)        there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)       there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)   The Underwriters shall have received on the Closing Date a certificate of the Company, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)   The Underwriters shall have received on the Closing Date an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-1.  Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(d)   The Underwriters shall have received on the Closing Date an opinion of Laura B. Keating, Senior Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect set forth in Exhibit A-2.  Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e)   The Underwriters shall have received on the Closing Date an opinion of Scott A. Brown, Chief Patent Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit A-3.  Such opinion shall be

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rendered to the Underwriters at the request of the Company and shall so state therein.

(f)    The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Managers.

(g)   The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, an independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)   The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(i)    The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

6.     Covenants of the Company.  The Company covenants with each Underwriter as follows:

(a)   To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

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(b)   Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c)   To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d)   Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)   If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)    If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to

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the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)   To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that the Company shall not be required to qualify to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any other action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(h)   To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of

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counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Underlying Securities on the NASDAQ Global Market, national securities exchanges and foreign stock exchanges, (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(j)    To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the offering in a form reasonably acceptable to the Managers, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

The Company also covenants with each Underwriter that, without the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters, it will not, during the restricted period set forth in Schedule I hereto, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or

14

exchangeable for Common Stock.  The foregoing sentence shall not apply to (a) the Securities to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (c) the grant by the Company of options or the issuance of shares of common stock by the Company under equity incentive plans existing on the date hereof and the issuance by the Company of shares of common stock upon the exercise of such options or (d) the issuance by the Company of shares of common stock, or securities convertible into or exercisable or exchangeable for common stock, in connection with any strategic transaction that includes a commercial relationship (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements) or any acquisition of assets or not less than a majority or controlling portion of the equity of another entity; provided that any such shares of common stock and securities issued pursuant to this clause (d) during the restricted period set forth in Schedule I hereto shall be subject to the restrictions described above for the remainder of such restricted period set forth in Schedule I hereto.

7.     Covenants of the Underwriters.  Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8.     Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

15

(b)   Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

(c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered

16

into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) more than 30 days after receipt by such indemnifying party of the proposed terms such settlement and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless the indemnifying person in good faith shall be contesting the reasonableness of such fees and expenses (but only to the extent so contested).  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)   To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities set forth in the Prospectus.  The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e)   The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose)

17

or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)    The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.     Termination.  The Underwriters may terminate this Agreement by notice given by you to the Company, if  after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

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10.   Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate principal amount of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.  In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (ii) purchase not less than the principal amount of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the

19

Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11.   Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

(b)   The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12.   Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.   Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14.   Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

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15.   Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

Very truly yours,

Millennium Pharmaceuticals, Inc.

By:	/s/ Marsha H. Fanucci
Name: Marsha H. Fanucci
	Title:	Senior Vice President and Chief Financial
Officer

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.

Acting severally on behalf of themselves
and the several Underwriters named
in Schedule II hereto.

Morgan Stanley & Co. Incorporated

By:	/s/ William L. Blais
Name: William L. Blais
Title: Managing Director

J.P. Morgan Securities Inc.

By:	/s/ Paul O’Hern
Name: Paul O’Hern
Title: Vice President

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SCHEDULE I

Managers:	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc.

Manager authorized to release lock-up under Section 6:	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc. must both agree to the release

Manager authorized to appoint counsel under Section 8(c):	Morgan Stanley & Co. Incorporated J.P. Morgan Securities Inc. must both agree to the appointment

Registration Statement File No.:	333-138537

Time of Sale Prospectus	1. Preliminary Prospectus dated November 9, 2006 relating to the Shelf Securities
2. Final term sheet for the Securities

Lock-up Restricted Period:	90 days

Title of Securities to be purchased:	2.25% Convertible Senior Notes Due November 15, 2011

Principal Amount of Firm Securities:	$225,000,000

Principal Amount of Additional Securities:	$25,000,000

Purchase Price:	97% of the principal amount of the Securities plus accrued interest, if any, from November 15, 2006

Initial Public Offering Price:	100% of the principal amount of the Securities plus accrued interest, if any, from November 15, 2006

Closing Date and Time:	November 15, 2006 at 10:00 a.m. (New York City time)

Closing Location:	Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017

I-1

Address for Notices to Underwriters:	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036 Attention: Convertible Syndicate Desk with a copy to the Legal Department

J.P. Morgan Securities Inc 277 Park Avenue New York, New York 10172 Attention: Syndicate Desk

Address for Notices to the Company:	40 Landsdowne Street Cambridge, Massachusetts 02139 Attention: Chief Financial Officer with a copy to the General Counsel

I-2

Schedule II

Underwriter	Principal Amount of Firm Securities To Be Purchased
Morgan Stanley & Co. Incorporated	$112,500,000
J.P. Morgan Securities Inc.	112,500,000
Total:	$225,000,000

II-1

SCHEDULE III

Strategic Alliance Agreements

1.                                       Collaboration and License Agreement, by and between the Company and the sanofi-aventis Group (as successor to Aventis Pharmaceuticals, Inc.), dated June 22, 2000, including all amendments:

(a)                                  Second Amendment, effective as of December 22, 2002, dated April 22, 2003, to the Collaboration and License Agreement.

(b)                                 Third Amendment, effective as of October 31, 2005, dated November 7, 2005, to the Collaboration and License Agreement.

2.                                       Technology Development Agreement by and between the Company and the sanofi-aventis Group (as successor to Aventis Pharmaceuticals, Inc.), dated June 22, 2000.

3.                                       Letter Agreement by and between the Company and the Sanofi-Aventis Group relating to the Collaboration and License Agreement, dated May 27, 2004.

4.                                       Letter Agreement by and between the Company and the Sanofi-Aventis Group, dated July 21, 2005.

5.                                       License and Supply Agreement between the Company (as successor to COR Therapeutics, Inc.) and Solvay, Société Anonyme, dated July 27, 1994, as amended.

6.                                       New Long Term Supply Agreement between the Company and Solvay, Société Anonyme, dated January 1, 2003.

7.                                       Collaboration Agreement between Schering-Plough Ltd., Schering Corporation and the Company (as successor to COR Therapeutics, Inc.), dated April 10, 1995, as amended.

8.                                       Letter Agreement, dated June 4, 2002, relating to the Collaboration Agreement, dated April 10, 1995, between Schering Corporation and the Company.

9.                                       Addendum to Collaboration Agreement among the Company, Schering Corporation and Schering-Plough, Ltd., dated June 1, 2003.

10.                                 Letter Agreement, dated November 3, 2003, relating to the Collaboration Agreement, dated April 10, 1995, between Schering Corporation and the Company.

III-1

11.                                 Letter Agreement, dated September 17, 2004, relating to the Addendum, dated June 1, 2003, to the Collaboration Agreement among the Company, Schering Corporation and Schering-Plough, Ltd.

12.                                 Letter Agreement, dated November 30, 2004, relating to the Addendum, dated June 1, 2003, to the Collaboration Agreement among the Company, Schering Corporation and Schering-Plough, Ltd.

13.                                 Amended and Restated Integrilin Agreement among the Company, Schering Corporation and Schering-Plough, Ltd., dated July 22, 2005.

14.                                 Supply Agreement by and between the Company and Schering Corporation dated September 1, 2005.

15.                                 Agreement about European Commercialization of Integrilin by and among the Company, Schering Corporation and Schering-Plough, Ltd., dated June 21, 2004.

16.                                 Side Agreement among the Company, Schering Corporation and Schering-Plough, Ltd., dated October 13, 2005.

17.                                 License, Development and Commercialization Agreement by and between GlaxoSmithKline plc and the Company, dated June 22, 2004.

18.                                 Letter Agreement, dated March 4, 2005, relating to the License, Development and Commercialization Agreement by and between GlaxoSmithKline plc and the Company, dated June 22, 2004.

19.                                 Patent License Agreement between the Public Health Service and the Company, dated December 2, 2002.

20.                                 Collaboration, Distribution and License Agreement by and between the Company and Ortho Biotech Products, L.P., dated June 30, 2003, as amended.

III-2

EXHIBIT A-1

OPINION OF OUTSIDE COUNSEL FOR THE COMPANY

The opinion of the counsel for the Company, to be delivered pursuant to Section 5(c) of the Underwriting Agreement shall be to the effect that:

1.             The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business and to own its properties, as such business and properties are described in the Time of Sale Prospectus.

2.             The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in the Commonwealth of Massachusetts.

3.             The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4.             The Company has an authorized capitalization as set forth in each of the Time of Sale Prospectus and the Prospectus.

5.             The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered against payment of the purchase price therefor by the Underwriters in accordance with the terms of the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

6.             The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Certificate of Incorporation, the Bylaws or the Delaware General Corporation Law statute.  The Rights, if any, relating to the Underlying Securities have been duly authorized by the Company.

7.             The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

8.             The issue and sale by the Company of the Securities, the issuance by the Company of the Underlying Securities upon conversion of the Securities,

A-1-1

the execution and delivery by the Company of the Transaction Documents and the consummation as of the Closing Date by the Company of the transactions contemplated by the Transaction Documents will not result in any violation of (i) the provisions of the Certificate of Incorporation or the Bylaws, (ii) any United States federal or Massachusetts state statute, rule or regulation that in our experience is normally applicable in transactions of the type contemplated by the Underwriting Agreement or (iii) any judgment, order or decree specifically naming the Company of which we are aware.

9.             Except as may be required under the Securities Act and the rules and regulations of the Commission thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, no authorization, approval, consent, license, order, registration, qualification or decree of, any United States federal or Massachusetts governmental authority or agency is necessary for the issue and sale by the Company of the Securities, the issuance by the Company of the Underlying Securities upon conversion of the Securities or the consummation as of the Closing Date by the Company of the transactions contemplated by the Underwriting Agreement.

10.           The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

11.           The statements in the Time of Sale Prospectus and the Prospectus under the captions “Description of Notes,” “Description of Capital Stock,” “Certain U.S. Federal Income Tax Considerations” and “Underwriters” insofar as such statements constitute matters of law or legal conclusions or summarize the terms of agreements, are correct in all material respects.

12.           The statements in the Time of Sale Prospectus and the Prospectus, in particular the statements under the caption “Business—Government Regulation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 incorporated by reference therein, insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder, are correct in all material respects.

In addition to the opinions provided above, we confirm to you as follows:  In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of and counsel for the Underwriters and representatives of the independent registered public accounting

A-1-2

firm of the Company, during which the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus were discussed.  While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (except to the extent expressly set forth in paragraphs 11 and 12 above), subject to the foregoing and based on such participation and discussions:

(a)           the Registration Statement, as of the Effective Date, and the Prospectus, as of the date thereof (except for the financial statements, including the notes and schedules thereto, and other financial, statistical and accounting data included therein or omitted therefrom and the Statement of Eligibility on Form T-1 included in the Registration Statement, as to which we express no view), appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder;

(b)           no facts have come to our attention that have caused us to believe that (i) any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause (a) above), (ii) the Registration Statement, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause (a) above), (iii) the Time of Sale Prospectus, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (a) above) or (iv) the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (a) above);

(c)           we are not aware of any contract or other document of a character required by the Securities Act and the applicable rules and regulations of the Commission thereunder to be filed as an exhibit to the Registration Statement that is not so filed; and

A-1-3

(d)           we are not aware of any action, proceeding or litigation pending against the Company or any of its subsidiaries before any court or governmental or administrative agency or body that is required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus that is not so described.

A-1-4

EXHIBIT A-2

OPINION OF GENERAL COUNSEL OF THE COMPANY

The opinion of the counsel for the Company, to be delivered pursuant to Section 5(d) of the Underwriting Agreement shall be to the effect that:

1.             To the best of my knowledge and other than as set forth in each of the Time of Sale Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject that are required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus that are not so described.

2.             The issue and sale by the Company of the Securities, the issuance by the Company of the Underlying Securities upon conversion of the Securities, the execution and delivery by the Company of the Transaction Documents and the consummation as of the Closing Date by the Company of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any mortgage, deed of trust, loan agreement or other agreement or instrument known to me (A) to which the Company or any of its subsidiaries is a party, (B) by which the Company or any of its subsidiaries is bound or (C) to which any of the property or assets of the Company or any of its subsidiaries is subject, except where any such conflict, breach or violation would not have a Material Adverse Effect.

3.             Each of the Strategic Alliance Agreements (A) is, to my knowledge, in full force and effect and (B) constitutes a valid and binding agreement between the parties thereto, enforceable against the Company in accordance with its terms; and the statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under the caption “Business—Our Collaborations,” insofar as they purport to describe the provisions of the Strategic Alliance Agreements, are correct in all material respects.

4.             To the best of my knowledge, the Company is not in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

A-2-1

In addition to the opinions provided above, I confirm to you as follows:  In the course of acting as General Counsel to the Company, I have participated in conferences with other officers and representatives of the Company and representatives of the independent registered public accounting firm of the Company, during which the contents of documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were discussed.  While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the disclosure process are such that I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the documents filed by the Company pursuant to the Exchange Act (except to the extent expressly set forth in paragraph 3 above), subject to the foregoing and based on such participation and discussions:

(a)           each document filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus (except for the financial statements, including the notes and schedules thereto, and other financial, statistical and accounting data included therein or omitted therefrom, as to which I express no view) appeared on its face to be appropriately responsive as of its filing date with the Commission in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and

(b)           no facts have come to my attention that have caused me to believe that any of the documents filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (except as set forth in the parenthetical in clause (a) above).

A-2-2

EXHIBIT A-3

OPINION OF CHIEF PATENT COUNSEL FOR THE COMPANY

The opinion of the counsel for the Company, to be delivered pursuant to Section 5(e) of the Underwriting Agreement shall be to the effect that:

1.             I have reviewed the statements in each of the Time of Sale Prospectus and the Prospectus under the caption “Risk Factors — Risks Relating to Intellectual Property” and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under the caption “Business — Patents and Proprietary Rights; Licenses” relating to Patent Matters and, insofar as such statements constitute matters of United States patent law or legal conclusions thereunder, such statements are correct in all material respects.

2.             I have reviewed the section of the Time of Sale Prospectus and the Prospectus captioned “Risk Factors — Risks Relating to Intellectual Property” and the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 captioned “Business — Patents and Proprietary Rights; Licenses,” and, as of the date of the Underwriting Agreement and the Prospectus and as of the date hereof, such sections did not and do not contain an untrue statement of material fact regarding the Patent Matters and did not and do not omit to state a material fact necessary to make the statements therein regarding the Patent Matters, in the light of the circumstances in which they were made, not misleading.

3.             To the best of my knowledge, each of the Patents and Patent Applications referenced in the Time of Sale Prospectus or the Prospectus as being owned by the Company is owned by, and assigned, of record in the United States Patent and Trademark Office (the “USPTO”), to the Company.

4.             To the best of my knowledge, no liens or other encumbrances have been recorded against the Patents or Patent Applications.

5.             Although there can be no guarantee that any particular patent application will issue as a patent, each of the United States Patent Applications was properly filed in, and is being prosecuted in a timely and commercially reasonably manner before, the USPTO.

6.             To the best of my knowledge, for each Patent and Patent Application, all information known, to date, to be “material to patentability” as defined in 37 C.F.R Section 1.56(b) has been disclosed, or will be disclosed, if required pursuant to 37 C.F.R. Section 1.97, to the USPTO.

A-3-1

7.             Although there can be no guarantee that any particular patent application will issue as a patent, each of the United States Patent Applications recites patentable subject matter, except as set forth in Exhibit A hereto.

8.             To the best of my knowledge, except as set forth in Exhibit B hereto, no third party has any rights to any of the Patents or Patent Applications.

9.             To the best of my knowledge, no interference has been threatened, declared or provoked, or is being provoked, with respect to any of the United States Patents or Patent Applications.

10.           To the best of my knowledge, there have been no inventorship challenges with respect to any of the United States Patents or Patent Applications.

11.           To the best of my knowledge, none of the Patents is the subject of a reexamination or reissue proceeding in the USPTO.

12.           To the best of my knowledge, the Company has not received any notice challenging the Company’s rights to any of its United States Patents or with respect to any of the Patent Applications.

13.           To the best of my knowledge, except as set forth in Exhibit C hereto, the Company has not received any communication or notice, written or oral, relating to the potential infringement of, or conflict with, any patents, trademarks, copyrights, trade secrets, or proprietary rights of others arising out of the manufacture, use, sale, offer for sale or importation of INTEGRILIN® (eptifibatide) Injection or VELCADE® (bortezomib) for Injection.

14.           To the best of my knowledge, no issued United States patents would be infringed by the Company’s manufacture, use, sale, offer for sale or importation of INTEGRILIN® (eptifibatide) Injection or VELCADE® (bortezomib) for Injection.

15.           To the best of my knowledge, no third party is infringing any of the Patents, other than infringements that do not, individually or in the aggregate, have a Material Adverse Effect.

A-3-2

EXHIBIT B

[FORM OF LOCK-UP LETTER]

November  [     ], 2006

Morgan Stanley & Co. Incorporated	J.P. Morgan Securities Inc.
1585 Broadway	277 Park Avenue
New York, NY 10036	New York, NY 10172

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and J.P. Morgan Securities Inc. (“J.P. Morgan”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Millennium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Offering”) by the several Underwriters, including Morgan Stanley and J.P. Morgan (the “Underwriters”), of Convertible Senior Notes (the “Securities”).  The Securities will be convertible into cash and shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and J.P. Morgan on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) the exercise of any option or warrant to purchase shares of Common Stock, provided that the underlying Common Stock continues to be subject to the restrictions set forth above, (c) transactions pursuant to a trading plan established pursuant to Rule 10b5-1 under the Exchange Act in existence as of the date of the Prospectus, (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the 90-day restricted period discussed above, (e) transfers by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediately family of the undersigned or (f) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value or to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value; provided that in the case of any transfer pursuant to clause (f), (i) each transferee, donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence.  For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and J.P. Morgan on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  Notwithstanding the foregoing, if either Morgan Stanley and J.P. Morgan, on the one hand, or the Company, on the other hand, informs the other, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Offering, if the Offering is not completed by December 31, 2006, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, this agreement shall terminate automatically and be of no further force or effect.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

EXHIBIT C

[FORM OF LOCK-UP LETTER]

November [  ], 2006

Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	J.P. Morgan Securities Inc. 277 Park Avenue New York, NY 10172

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and J.P. Morgan Securities Inc. (“J.P. Morgan”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Millennium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Offering”) by the several Underwriters, including Morgan Stanley and J.P. Morgan (the “Underwriters”), of Convertible Senior Notes (the “Securities”). The Securities will be convertible into cash and shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and J.P. Morgan on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) the exercise of any option or warrant to purchase shares of Common Stock, provided that the underlying Common Stock continues to be subject to the restrictions set forth above, (c) transactions pursuant to a trading plan established pursuant to Rule 10b5-1 under the Exchange Act in existence as of the date of the Prospectus, (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the 90-day restricted period discussed above, (e) transfers by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediately family of the undersigned, (f) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value or to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value or (g) the sale of up to 20,000 shares of Common Stock; provided that in the case of any transfer pursuant to clause (f), (i) each transferee, donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and J.P. Morgan on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. Notwithstanding the foregoing, if either Morgan Stanley and J.P. Morgan, on the one hand, or the Company, on the other hand, informs the other, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Offering, if the Offering is not completed by December 31, 2006, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, this agreement shall terminate automatically and be of no further force or effect.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)